                        TD WATERHOUSE VARIABLE ANNUITY
                             VARIABLE ACCOUNT D
                      UNION SECURITY INSURANCE COMPANY

                              FILE NO. 33-63935

    SUPPLEMENT DATED FEBRUARY 10, 2006 TO THE PROSPECTUS DATED MAY 2, 2005

            SUPPLEMENT DATED FEBRUARY 10, 2006 TO YOUR PROSPECTUS

On April 4, 2006, shareholders will vote on the proposed merger of AIM V.I. Core Stock Fund into AIM V.I. Core Equity Fund. If the proposed merger is approved, all assets of AIM V.I. Core Stock Fund will be transferred into AIM V.I. Core Equity Fund, and shareholders of AIM V.I. Core Stock Fund will receive shares of AIM V.I. Core Equity Fund. If approved by the shareholders, the merger is scheduled to take place on or about May 1, 2006.

As a result, if any of your Contract Value is currently invested in AIM V.I. Core Stock Fund Sub-Account, that Contract Value will be merged into AIM V.I. Core Equity Fund Sub-Account. If any portion of your future premium payments are allocated to AIM V.I. Core Stock Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on April 28, 2006. Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, we will not process any transaction that includes an allocation to AIM V.I. Core Stock Fund Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, any Dollar Cost Averaging, InvestEase,(R) Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to AIM V.I. Core Stock Fund Sub-Account will be terminated and you will have to re-enroll if you wish to continue after April 28, 2006. However, unless you direct us otherwise, any Automatic Income programs established on or before April 28, 2006 will continue uninterrupted.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to AIM V.I. Core Stock Fund are deleted.

In addition, the AIM V.I. Core Equity Fund Sub-Account and Underlying Fund will be added to the prospectus by May 1, 2006, if the merger is approved by shareholders on April 4, 2006.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5947